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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  MAY 19, 1998

                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)

        MASSACHUSETTS                     0-14680              06-1047163
(State or other jurisdiction         (Commission File         (IRS Employer
     of incorporation)                    Number)           Identification No.)

               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (617) 252-7500


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ITEM 5. OTHER EVENTS.
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     On May 19, 1998, Genzyme Corporation announced that it entered into a purchase agreement for a private placement of $250 million aggregate principal amount of 5.25% Convertible Subordinated Notes due 2005. Genzyme hereby incorporates by reference the contents of its press release dated May 19, 1998, filed as Exhibit 99.1 to this report.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 1998                  GENZYME CORPORATION

                                    By: /s/ Henri A. Termeer
                                       ---------------------------------------
                                         Henri A. Termeer
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX

                                                                   Sequential
Exhibit No.   Description                                          Page No.
-----------   -----------                                          --------

99.1          Press release dated May 19, 1998.  Filed herewith.   5


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